UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2006

MPW INDUSTRIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

OHIO	0-23335	31-1567260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9711 Lancaster Road, S.E., Hebron, Ohio	43025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (740) 927-8790

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events

Item 8.01 Other Events

On April 5, 2006, MPW Industrial Services Group, Inc. (“MPW”) issued a press release reporting an offer by Monte R. Black, Chairman and CEO of MPW, to purchase the outstanding public shares of MPW not controlled by Mr. Black or his immediate family. The press release is attached to this report as Exhibit 99.1.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a) None required.

(b) None required.

(c) Exhibits

99.1	Press Release issued on April 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPW Industrial Services Group, Inc.
(Registrant)

Date: April 6, 2006	By:	/s/ Robert Valentine
Robert Valentine
Vice President, Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued April 5, 2006